FIRST AMENDMENT TO LEASE
                            -----------------------
                                  (HAVENGATE)

     THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of the 22nd day of May, 2002, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord") and ALLCOM USA, INC., a Nevada corporation ("Tenant").

                                R E C I T A L S :
                                - - - - - - - -

     A. Landlord and Tenant entered into that certain Standard Office Lease dated as of November 27, 2001 (the "Lease"), whereby Tenant leases from Landlord certain office space located in that certain building located at 10390 Commerce Center Drive, Rancho Cucamonga, California (the "Building").

     B. By this First Amendment, Landlord and Tenant desire that Tenant lease additional space within the Building, extend the Term and to otherwise modify the Lease as provided herein.

     C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              A G R E E M E N T :
                              - - - - - - - - -

          1.     The Existing Premises.   Landlord and Tenant hereby acknowledge
                 ---------------------
that Tenant currently leases from Landlord that certain office space in the Building containing 2,422 rentable square feet located on the second (2nd) floor of the Building and known as Suite 250 (the "Existing Premises"), as outlined on Exhibit "A" to the Lease.

          2.     Expansion Space.   That certain  space  located on  the  second
                 ---------------
(2nd) floor of the Building consisting of 1,662 rentable square feet, as outlined on the floor plan attached hereto as Exhibit "A" and made a part hereof, may be referred to herein as the "Expansion Space," Effective as of the date ("Expansion Commencement Date") which is the earlier to occur of (a) the date Tenant commences business operations in the Expansion Space, or (b) the date of "Substantial Completion" of the "Tenant Improvements" (as those terms are defined in the Tenant Work Letter attached hereto as Exhibit "B") in the Expansion Space, Tenant shall lease from Landlord the Expansion Space. Accordingly, effective upon the Expansion Commencement Date, the Existing Premises shall for all purposes relating to the Lease include the Expansion Space, Landlord and Tenant hereby agree that such addition of the Expansion Space to the Existing Premises shall, effective as of the Expansion Commencement Date, increase the number of rentable square feet leased by Tenant in the Building to a total of 4,084 rentable square feet. The Expansion Commencement Date is anticipated to be July 1, 2002. If Landlord does not deliver possession of the Expansion Space to Tenant on or before the anticipated Expansion
Commencement Date, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this First Amendment nor the obligations of Tenant under the Lease as modified by this First Amendment. Effective as of the Expansion Commencement Date, all references to the "Premises" shall mean and refer to the Existing Premises as expanded by the Expansion Space.

          3.     Extended  Lease Term.  The  Lease  Termination  Date  shall  be
                 --------------------
extended such that the Lease shall terminate on the date ("New Termination Date") which is sixty (60) months after the Expansion Commencement Date; provided however, that if the Expansion Commencement Date occurs on a date other than the first (1st) day of a calendar month, the New Termination

Commencement Date occurs, The period from the Expansion Commencement Date through the New Termination Date specified above shall be referred to herein as the "EXTENDED TERM" Any contrary provision of the Lease notwithstanding, Tenant shall have no unilateral right to further extend the Extended Term beyond the New Termination Date, except as set forth in Section 9 below.

     4.     Monthly Basic Rental.  During the Extended Term, Tenant shall pay in
            --------------------
accordance with the provisions of this Section 4, Monthly Basic Rental as follows:

FOR SUITE 230:
--------------

                                                    MONTHLY BASIC RENTAL PER
        PERIOD               MONTHLY BASIC RENTAL     RENTABLE SQUARE FOOT
---------------------------  ---------------------  -------------------------

Expansion Commencement Date  $            2,576.10  $                    1.55
    - June 30, 2003

    July 1,2003-             $            2,659.20  $                    1.60
    June 30,2004

    July 1,2004-             $            2,742.30  $                    1.65
    June 30, 2005

    July 1,2005-             $            2,825.40  $                    1.70
    June 30, 2006

    July 1, 2006 -           $            2,908.50  $                    1.75
New Termination Date


FOR SUITE 250:
--------------
                                                    MONTHLY BASIC RENTAL PER
        PERIOD               MONTHLY BASIC RENTAL     RENTABLE SQUARE FOOT
---------------------------  ---------------------  -------------------------

Expansion Commencement Date              Per Lease                  Per Lease
    -January 31, 2005

   February 1,2005 -         $            3,996.30  $                    1.65
    June 30, 2005

    July 1,2005-             $            4,117.40  $                    1.70
    June 30, 2006

    July 1,2006-             $            4,238.50  $                    1.75
New Termination Date


     5. Tenant's Proportionate Share. Effective as of the Expansion Commencement
        ----------------------------
Date and continuing throughout the Extended Term (i) Tenant's Proportionate Share of any increase in Operating Costs for the Premises shall be increased to 5.07%.

     6. Tenant Improvements. Tenant Improvements in the Expansion Space shall be
        -------------------
installed and constructed in accordance with the terms of the Tenant Work Letter attached hereto as Exhibit "B".

     7.  Parking. Effective as of the Expansion Commencement Date and continuing
         -------
throughout  the Extended Term, Tenant shall rent from Landlord an additional six
(6) unreserved parking passes for use in the Building's parking facility. Tenant's rental and use of such additional parking passes shall be in accordance with, and subject to, all provisions of Section 23 of the Lease including, without limitation, payment of the monthly parking rate specified therein, if any.

     8.     Security Deposit.   Tenant  has  previously  deposited with Landlord
            -----------------
the sum of Three Thousand Seven Hundred Fifty-four and 10/100 Dollars ($3,754.10) as a Security Deposit under the Lease. Concurrently with Tenant's execution of this First Amendment, Tenant shall deposit with Landlord an additional Three Thousand Three Hundred Ninety-two and 90/100 Dollars ($3,392.90), for a total Security Deposit under the Lease, as amended hereby, of Seven Thousand One Hundred Forty-seven and 00/100 Dollars ($7,147.00). Landlord shall continue to hold such Security Deposit in accordance with the terms and conditions of Section 4 of the Lease.

     9.     Option to Further Extend Term   Landlord  hereby  grants  Tenant one
            -----------------------------
(1) option ("Option") to extend the Extended Terra for the Premises for a period of five (5) years ("Option Term"), which Option shall be exercisable only by written notice delivered by Tenant to Landlord as set forth below. The rights contained in this Section 9 shall be personal to Tenant and may only be exercised by Tenant (and not any assignee, sublessee or other transferee of the Tenant's interest in the Lease).

     (a)     Option Rent.    The  rent  payable by Tenant during the Option Term
             ------------
("Option Rent") shall be equal to the "Market Rent" (defined below). "Market Rent" shall mean the applicable Basic Rental, including all escalations, Operating Costs, additional rent and other charges at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered, space comparable in size, location and quality to the Premises in renewal transactions for a term comparable to the Option Term which comparable space is located in office buildings comparable to the Project in the Rancho Cucamonga, California area, taking into consideration the value of the existing improvements in the Premises to Tenant, as compared to the value of the existing improvements in such comparable space, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Tenant.

     (b)     Exercise of Option. The Option shall be exercised by Tenant only in
             ------------------
the following manner: (i) Tenant shall not be in default, and shall not have been in default under this Lease more than once, on the delivery date of the Interest Notice and Tenant's Acceptance; (ii) Tenant shall deliver written notice (" Interest Notice") to Landlord not more than ten (10) months nor less than nine (9) months prior to the expiration of the Extended Term, stating that Tenant is interested in exercising the Option, (iii) within fifteen (15) business days of Landlord's receipt of Tenant's written notice, Landlord shall deliver notice ("Option Rent Notice") to Tenant setting forth the Option Rent; and (iv) if Tenant desires to exercise such Option, Tenant shall provide Landlord written notice within five (5) business days after receipt of the Option Rent Notice ("Tenant's Acceptance"). Tenant's failure to deliver the Interest Notice or Tenant's Acceptance on or before the dates specified above shall be deemed to constitute Tenant's election not to exercise the Option. If Tenant timely and properly exercises its Option, the Extended Term shall he extended for the Option Term upon all of the terms and conditions set forth in the Lease, as hereby amended, except that the rent for the Option Term shall be as indicated in the Option Rent Notice.

     10.     Notice of Lease Term  Dates.  Landlord  may  deliver  to  Tenant  a
             ---------------------------
commencement letter in a form substantially similar to that attached hereto as Exhibit "C" and made a part hereof at any time after the Expansion Commencement Date. Tenant agrees to execute and return to Landlord said commencement letter within five (5) days after Tenant's receipt thereof.

     11.  Brokers.  Each  party  represents  and  warrants  to the other that no
          -------
broker, agent or finder negotiated or was instrumental in negotiating or consummating this First Amendment, except for Tenant's broker, Ms. Linda Gelderman, who shall be compensated with regard to the entire Extended Term for the Expansion Space and with regard to only that portion of the Extended Term which is an extension of Tenant's current Term with regard to the Existing Premises, and Landlord's broker, Lee & Associates, who shall be compensated for the Extended Term, but with regard to the Expansion Space only. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder's fee by any entity who claims or alleges that they were retained or engaged by the first party or at the request of such party in connection with this First Amendment.

     12.     Defaults.  Tenant  hereby represents and warrants to Landlord that,
             --------
as of the date of this First Amendment, Tenant is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

     13.     WAIVER OF JURY TRIAL.   EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL
             --------------------
BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT), FOR DAMAGES FOR ANY BREACH UNDER THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT), OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY UNDER THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT).

     14.     No Further  Modification.   Except  as  set  forth  in  this  First
             ------------------------
Amendment, all of the terms and provisions of the Lease shall apply with respect to the Expansion Space and shall remain unmodified and in full force and effect. Effective as of the Expansion Commencement Date, all references to the "Lease" shall refer to the Lease as amended by this First Amendment.

     IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

                                           "LANDLORD":

                                           ARDEN REALTY LIMITED PARTNERSHIP,
                                           a Maryland limited partnership


                                           By: ARDEN REALTY, INC.
                                               a Maryland corporation
                                               Its: Sole General Partner


                                               By: /s/ Victor J. Coleman
                                                   -----------------------------
                                                   VICTOR J. COLEMAN
                                                   Its President and COO


                                               By: /s/ Robert C. Peddicord
                                                   -----------------------------
                                                   Robert C. Peddicord
                                                   Its:  Senior Vice President
                                                         Leasing and Operations
                                                        ------------------------


                                           "TENANT":
                                           ALLCOM USA, INC.,
                                           a Nevada corporation


                                           By: /s/  Mike Petrillo
                                               ---------------------------------
                                           Print Name:  Mike Petrillo
                                                      --------------------------
                                                  Its: President
                                                      --------------------------


                                           By: /s/ John Cheney
                                               ---------------------------------
                                           Print Name: John Cheney
                                                      --------------------------
                                                  Its: Director
                                                      --------------------------

                               [GRAPHIC OMITED]



                                  EXHIBIT "A"

                                   EXHIBIT "B"
                                   -----------

                                TENANT WORK LETTER
                                ------------------

     This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized -chronologically and addresses the issues of the renovation of the Premises, in sequence, as such issues will arise.

                                    SECTION 1
                                    ---------

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES
                 -----------------------------------------------

     Landlord has constructed, at its sole cost and expense, the base, shell and core (i) of the Premises, and (ii) of the floor of the Project on which the Expansion Space is located (collectively, the "BASE, SHELL AND CORE"). Tenant has inspected and hereby approves the condition of the Base, Shell and Core, and agrees that the Base, Shell and Core shall be delivered to Tenant in its current "as-is" condition. The improvements to be initially installed in the Expansion Space shall be designed and constructed pursuant to this Tenant Work Letter. Any costs of initial design and construction of any improvements to the Expansion Space shall be an "Improvement Allowance Item", as that term is defined in
Section  2.2  of  this  Tenant  Work  Letter.

                                    SECTION 2
                                    ---------

                                  IMPROVEMENTS
                                  ------------

     2.1     Improvement Allowance.   Tenant  shall  be  entitled  to a one-time
             ---------------------
improvement allowance (the "IMPROVEMENT ALLOWANCE") in the amount of Twenty-five Thousand Six Hundred Nine and 25/100 Dollars ($25,609.25) for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Expansion Space (the "IMPROVEMENTS"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Improvement Allowance and in no event shall Tenant be entitled to any credit for any unused portion of the Improvement Allowance not used by Tenant by September 1, 2002.

     2.2     Disbursement of the Improvement  Allowance.   Except  as  otherwise
             ------------------------------------------
set forth in this Tenant Work Letter, the Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Improvements and for the following items and costs (collectively, the "IMPROVEMENT ALLOWANCE ITEMS"): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter; (ii) the cost of permits;
(iii) the cost of any changes in the Base, Shell and Core required by the Construction Drawings; (iv) the cost of any changes to the Construction Drawings or Improvements required by applicable building codes (the "Code"); and (v) the "Landlord Supervision Fee", as that term is defined in Section 4.3.2 of this Tenant Work Letter. However, in no event shall more than Three and 00/100 Dollars ($3.00) per usable square foot of the Tenant Improvement Allowance be used for the items described in (i) and (ii) above; any additional amount incurred as a result of (i) and (ii) above shall be deemed to constitute an Over-Allowance Amount.

     2.3     Standard  Improvement  Package.  Landlord  has  established
             ------------------------------
specifications (the "SPECIFICATIONS") for the Project standard components to be used in the construction of the Improvements in the Expansion Space (collectively, the "STANDARD IMPROVEMENT PACKAGE"), which Specifications are available upon request. The quality of Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Improvements to comply with certain Specifications.

                                    SECTION 3
                                    ---------

                              CONSTRUCTION DRAWINGS
                              ---------------------

     3.1     Selection  of Architect/Construction Drawings.  Tenant shall retain
             ---------------------------------------------
an architect/space planner designated by Landlord (the "ARCHITECT") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall also retain the engineering consultants designated by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC and lifesafety work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." An Construction Drawings shall comply with the drawing format and specifications as reasonably determined by Landlord, and shall be subject to Landlord's reasonable approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

     3.2     Final Space Plan.  On or before the date set forth  in  Schedule 1,
             -----------------
attached hereto, Tenant and the Architect shall prepare the final space plan for Improvements in the Expansion Space (collectively, the "FINAL SPACE HAN"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval,

     3.3     Final Working. Drawings.   On  or  before  the  date  set  forth in
             ------------------------
Schedule 1, Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Expansion Space, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits
(collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval.

     3.4     Permits.     The  Final  Working  Drawings  shall be  approved  by
             --------
Landlord (the "APPROVED WORKING DRAWINGS") prior to the commencement of the construction of the Improvements. Tenant shall cause the Architect to immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Improvements (the "PERMITS"). No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     3.5     Time Deadlines.  Tenant shall use its best, good faith efforts and
             ---------------
all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4 below, and in this Tenant Work Letter are set forth and further elaborated upon in
Schedule 1 (the "TIME DEADLINES"), attached hereto. Tenant agrees to comply with the Time Deadlines.

                                    SECTION 4
                                    ---------

                        CONSTRUCTION OF THE IMPROVEMENTS
                        --------------------------------

     4.1     Contractor.   The contractor which shall construct the Improvements
             ----------
shall be a contractor designated by Landlord. The contractor selected may be referred to herein as the "CONTRACTOR".

     4.2     Cost Proposal.   After  the Approved Working Drawings are signed by
             -------------
Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Improvement Allowance Items to be incurred by Tenant in connection with the construction of the Improvements (the "COST PROPOSAL"), Tenant shall approve (or reduce the scope of the requested Improvements) and deliver the Cost Proposal to Landlord within three
(3) business days of the receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "COST PROPOSAL DELIVERY DATE".

     4.3     Construction of Improvements by Contractor under the Supervision of
             -------------------------------------------------------------------
Landlord.
--------

          4.3.1     Over-Allowance Amount.   On the Cost Proposal Delivery Date,
                    ---------------------
Tenant shall deliver to Landlord an amount (the "OVER-ALLOWANCE AMOUNT") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the Cost Proposal Delivery Date), The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

          4.3.2     Landlord's  Retention  of  Contractor.    Landlord  shall
                    -------------------------------------
independently retain Contractor, on behalf of Tenant, to construct the Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the "LANDLORD SUPERVISION FEE") to Landlord in an amount equal to the product of (i) five percent (5%) and (ii) an amount equal to the Improvement Allowance plus the Over-Allowance Amount (as such Over-Allowance Amount may increase pursuant to the terms of this Tenant Work Letter).

                                    SECTION 5
                                    ---------

                         COMPLETION OF THE IMPROVEMENTS
                         ------------------------------

     5.1     Substantial Completion.   For purposes  of this Lease, "SUBSTANTIAL
             ----------------------
COMPLETION" of the Improvements in the Expansion Space shall occur upon the completion of construction of the Improvements in the Expansion Space pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant.

     5.2     Delay of the Substantial Completion of the Expansion Space.  Except
             ----------------------------------------------------------
as provided in this Section 5, the Commencement Date and Tenant's obligation to pay rent for the Expansion Space shall occur as set forth in the Lease. However, if there shall be a delay or there are delays in the Substantial Completion of the Improvements in the Expansion Space as a result of the following (collectively, "TENANT DELAYS"):

          5.2.1     Tenant's failure to comply with the Time Deadlines;

          5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

          5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

          5.2.4     Changes   in  any   of  the  Construction  Drawings  after
disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

          5.2.5     Tenant's  request  for  changes  in  the  Approved  Working
Drawings;

          5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Improvements in the Expansion Space, or which are different from, or not included in, the Standard Improvement Package;

          5.2.7 Changes to the Base, Shell and Core required by the Approved Working Drawings; or

          5.2.8 Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of Improvements in the Expansion Space, the date of Substantial Completion thereof shall be deemed to be the date that Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.


                                    SECTION 6
                                    ---------

                                  MISCELLANEOUS
                                  -------------

     6.1     Tenant's  Representative.    Tenant   shall  designate  a  single
             ------------------------
individual as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2     Landlord's  Representative.   Prior to commencement of construction
             --------------------------
of Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

                                   SCHEDULE 1
                                   ----------

                                 TIME DEADLINES
                                 --------------


                   Dates                     Actions to be Performed
                   -----                     -----------------------

A.    June 12, 2002                  Tenant to deliver Final Space Plan to
                                     Landlord

B.    June 12, 2002                  Tenant to deliver Final Working
                                     Drawings to Landlord.

C.    Three (3) business days after  Tenant to approve Cost Proposal and
      the receipt of the Cost        deliver Cost Proposal to Landlord.
      Proposal by Tenant


                                   SCHEDULE 1
                                   ----------

                                   EXHIBIT"C"
                                   ----------

                           NOTICE OF LEASE TERM PATES
                           --------------------------

TO:                                                         DATE:         , 200
   ----------------------------                                  ---------     -
   ----------------------------
   ----------------------------
   Attention:
             ------------------

RE: ____Amendment dated_____, 200 ___ between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and _____________________, a_____________________("Tenant"), concerning Suite_______(the "Expansion
     Space") and Suite_________-(the "Existing Premises"), located at __________________________________, California.

Dear Mr. [or Ms.]__________:

     In accordance with the _____________Amendment, Landlord wishes to advise and/or confirm the following:

          1. That the Tenant is in possession of the Expansion Space and the Existing Premises and Tenant acknowledges that under the provisions of the _____ Amendment, the Extended Term commenced as of________, 200__________ and shall expire on____________.

          2. That in accordance with the___________Amendment, Monthly Basic Rent for the Extended Term commenced to accrue on____________, 200__________.

          3. The exact number of rentable square feet within the entire Premises (including both the Expansion Space and the Existing Premises) is________ square feet.

          4. Tenant's Percentage Share, as adjusted based upon the number of rentable square feet within the entire Premises (including both the Expansion Space and the Existing Premises), is_______ %.

AGREED AND ACCEPTED:

TENANT:

-------------------------------
a
 ------------------------------


By:
   ----------------------------
Print Name:
           --------------------
       Its:
           --------------------

By:
   ----------------------------
Print Name:
           --------------------
       Its:
           --------------------


                                  EXHIBIT "C"
                                  -----------

                                   EXHIBIT "B"
                                   -----------

                              RULES AND REGULATIONS
                              ---------------------

     1. No sign, advertisement or notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Project or so as to be visible from outside the Premises or Project without Landlord's prior written consent. Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and Landlord shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord.

     2. Tenant shall not obtain for use on the Premises ice, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblackening, or coffee cart services, milk, soft drinks or other like services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior written consent.

     3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's Premises. Under no circumstances is trash to be stored in the corridors. Notice must be given to Landlord for any large deliveries. Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Project only at times and in the manner designated by Landlord, and always at Tenant's sole responsibility and risk. Landlord may impose reasonable charges for use of freight elevators after or before normal business hours. All damage done to the Project by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Tenant shall not take or permit to be taken in or out of entrances or passenger elevators of the Project, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all waste that is at any time being taken from the Premises directly to the areas designated for disposal.

     4. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises. Tenant shall not place typed, handwritten or computer generated signs in the corridors or any other common areas. Should there be a need for signage additional to the Project standard tenant placard, a written request shall be made to Landlord to obtain approval prior to any installation. All costs for said signage shall be Tenant's responsibility.

     6. In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Project. Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the Project, Tenant shall inform Landlord in writing of the dimensions and weights thereof and shall obtain Landlord's consent thereto. Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 6 nor relieve Tenant from responsibility for the consequences of such noncompliance, and any such safe, vault or other equipment which Landlord determines to constitute a danger of damage to the Project or a nuisance to other tenants, either alone or in combination with other heavy and/or vibrating objects and equipment, shall be promptly removed by Tenant, at Tenant's cost, upon Landlord's written notice of such determination and demand for removal thereof.


                                  EXHIBIT "B"
                                  -----------

     7. Tenant shall not use or keep in the Premises or Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air- conditioning other than that supplied by Landlord.

     8. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by -Landlord.

     9. Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord,

     10. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing window coverings when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating and air-conditioning system. Tenant shall not tamper with or change the setting of any thermostats or control valves.

     11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     12. Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     13. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises. The foregoing notwithstanding, Tenant shall have the right to use a microwave and to heat microwavable items typically heated in an office. No hot plates, toasters, toaster ovens or similar open element cooking apparatus shall be permitted in the Premises.

     14. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Project shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

     15. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor. Each tenant must, upon the termination of his tenancy, give to Landlord ail keys and key cards of stores, offices, or toilets or toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant. Tenant shall not key or re-key any locks. All locks shall be keyed by Landlord's locksmith only.

     16. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.


                                  EXHIBIT "B"
                                  -----------

     17. Landlord reserves the right to control access to the Project by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays and may at all times control access to the equipment areas of the Project outside the Premises, Each tenant shall be responsible for all persons for whom it requests after hours access and shall be liable to Landlord for all acts of such persons. Landlord shall have the right from time to time to establish reasonable rules and charges pertaining to freight elevator usage, including the allocation and reservation of such usage for tenants' initial move-in to their premises, and final departure therefrom, Landlord may also establish from time to time reasonable rules and charges for accessing the equipment areas of the Project, including the risers, rooftops and telephone closets.

     18. Any person employed by any tenant to do janitorial work shall, while in the Project and outside of the Premises, be subject to and under the control and direction of the Office of the Project or its designated representative such as security personnel (but not as an agent or servant of Landlord, and the Tenant shall be responsible for all acts of such persons).

     19. All doors opening on to public corridors shall be kept closed, except when being used for ingress and egress. Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Project, or required by law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises.

     20. The requirements of tenants will be attended to only upon application to the Office of the Project.

     21. Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent the same.

     22. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

     23. No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord. Tenant shall pay the cost of all electricity used for air-conditioning in the Premises if such electrical consumption exceeds normal office requirements, regardless of whether additional apparatus is installed pursuant to the preceding sentence.

     24. There shall not be used in any space, or in the public halls of the Project, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     25. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Project must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall not permit the consumption in the Premises of more than 2/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Tenant permit the consumption in the Premises of more than 1 1/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Landlord shall have the right to require Tenant to remove lighting fixtures and equipment and/or to charge Tenant for the cost of the additional electricity consumed.

     26.  Parking.
          -------

          (a) Project parking facility hours shall be 7:00 a.m. to 7:00 p.m., Monday through Friday, and closed on weekends, state and federal holidays excepted, as such hours may be revised from time to time by Landlord.
          (b) Automobiles must be parked entirely within the stall lines on the floor.
          (c)     All directional signs and arrows must be observed.
          (d)     The speed limit shall be 5 miles per hour.
          (e)     Parking is prohibited in areas not striped for parking.
          (f) Parking cards or any other device or form of identification supplied by Landlord (or its operator) shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner.


                                  EXHIBIT "B"
                                  -----------

The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Tenant or person designated by Tenant of $25.00 for loss of any parking card. There shall be a security deposit of $25.00 due at issuance for each card key issued to Tenant.
          (g) The monthly rate for parking is payable one (1) month in advance and must be paid by the third business day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily rate will be due. No deductions or allowances from the monthly rate will be made for days parker does not use the parking facilities.
          (h) Tenant may validate visitor parking by such method or methods as the Landlord may approve, at the validation rate from time to time generally applicable to visitor parking.
          (i) Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the Project parking facility, and any violation of the rules shall subject the automobile to removal from the Project parking facility at the parker's expense. In either of said events, Landlord (or its operator) shall refund a prorata portion of the current monthly parking rate and the sticker or any other form of identification supplied by Landlord (or its operator) will be returned to Landlord (or its operator).
          (j) Project parking facility managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.
          (k) All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.
          (l) Loss or theft of parking identification devices from automobiles must be reported to the Project parking facility manager immediately, and a lost or stolen report must be filed by the parker at that time.
          (m) The parking facilities are for the sole purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.
          (n) Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant and/or its employees who refuse to comply with the above Rules and Regulations and all City, State or Federal ordinances, laws or agreements.
          (o) Tenant agrees to acquaint all employees with these Rules and Regulations.
          (p) No vehicle shall be stored in the Project parking facility for a period of more than one (1) week.

     27.     The Project is a non-smoking Project.   Smoking or carrying lighted
cigars or cigarettes in the Premises or the Project, including the elevators in the Project, is prohibited.


                                  EXHIBIT "B"
                                  -----------

                                   EXHIBIT "C"
                                   -----------

                           NOTICE OF LEASE TERM DATES
                        AND TENANT'S PROPORTIONATE SHARE
                        --------------------------------


TO:                                                 DATE:
   -------------------------------                       -----------------------
   -------------------------------
   -------------------------------

RE: Lease dated November ___, 2001, between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and ALLCOM USA, INC., a Nevada corporation ("Tenant"), concerning Suite 250, located at 10390 Commerce Center Drive, Rancho Cucamonga, California,

Ladies and Gentlemen:

     In accordance with the Lease, Landlord wishes to advise and/or confirm the following:

          1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the Lease and that there is no deficiency in construction,

          2. That the Tenant has taken possession of the Premises and acknowledges that under the provisions of the Lease the Term of said Lease shall commence as of _______for a term of __________ ending on_____________.

          3. That in accordance with the Lease, Basic Rental commenced to accrue on_______________________.

          4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a prorata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

          5. Rent is due and payable in advance on the first day of each and every month during the Term of said Lease. Your rent checks should be made payable to___________________________ at_____________________________________.

          6. The exact number of rentable square feet within the Premises is square feet.

          7. Tenant's Proportionate Share, as adjusted based upon the exact number of rentable square feet within the Premises is_________%,

AGREED AND ACCEPTED:

TENANT:

ALLCOM USA, INC.,
a Nevada corporation


By:
   ---------------------------
   Its:
       -----------------------


                                  EXHIBIT "C"
                                  -----------

                                  EXHIBIT "D"
                                  -----------

                                TENANTWORK LETTER
                                -----------------

                               [ALLCOM USA, INC.]

     This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues wilt arise.

                                    SECTION 1
                                    ---------

                     CONSTRUCTION DRAWINGS FOR THE PREMISES
                     --------------------------------------

     Landlord shall construct the improvements in the Premises (the "IMPROVEMENTS") pursuant to that certain Tenant proposal to Landlord dated November 5, 2001 (collectively, the "PLANS"). Unless specifically noted to the contrary on the Plans, the Improvements shall be constructed using Project-standard quantities, specifications and materials as determined by Landlord. Based upon the Plans, Landlord shall cause the Architect to prepare detailed plans and specifications for the Improvements ("WORKING DRAWINGS").
Landlord shall then forward the Working Drawings to Tenant for Tenant's approval. Tenant shall approve or reasonably disapprove any draft of the Working Drawings within three (3) business days after Tenant's receipt thereof; provided, however, that (i) Tenant shall not be entitled to disapprove any portion, component or aspect of the Working Drawings which are consistent with the Plans unless Tenant agrees to pay for the additional cost resulting from such change in the Plans as part of the Over-Allowance Amount pursuant to
Section 2 below, and (ii) any disapproval of the Working Drawings by Tenant shall be accompanied by a detailed written explanation of the reasons for Tenant's disapproval. Failure of Tenant to reasonably disapprove any draft of the Working Drawings within said three (3) business day period shall be deemed to constitute Tenant's approval thereof. The Working Drawings, as approved by Landlord and Tenant, may be referred to herein as the "APPROVED WORKING DRAWINGS." Tenant shall make no changes or modifications to the Plans or the Approved Working Drawings without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the "Substantial Completion," as that term is defined in Section 5.1 of this Tenant Work Letter, of the Improvements in the Premises or increase the cost of designing or constructing the Improvements.

                                    SECTION 2
                                    ---------

                              OVER-ALLOWANCE AMOUNT
                              ---------------------

     In the event any revisions, changes, or substitutions are made with Tenant's consent to the Plans or the Approved Working Drawings or the Improvements, any additional costs which arise in connection with such revisions, changes or substitutions shall be considered to be an "OVER-ALLOWANCE AMOUNT." The Over-Allowance Amount shall be paid by Tenant to Landlord, as Additional Rent, within ten (10) days after Tenant's receipt of invoice therefor. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any portion of Landlord's contribution to the construction of the Improvements.

                                    SECTION 3
                                    ---------

                             RETENTION OF CONTRACTOR
                             -----------------------
                            WARRANTIES AND GUARANTIES
                            -------------------------

     Landlord hereby assigns to Tenant all warranties and guaranties by the contractor who constructs the Improvements (the "CONTRACTOR") relating to the Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Improvements. The Contractor shall be designated and retained by Landlord to construct the Improvements.


                                  EXHIBIT "D"
                                  -----------

                                    SECTION 4
                                    ---------

                               TENANT'S COVENANTS
                               ------------------

     Tenant shall, at no cost to Tenant, cooperate with Landlord and the space planner or architect retained by Landlord ("ARCHITECT") to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Diego in accordance with Section 3093 of the Civil Code of the State of California or any successor statute upon completion of construction of the improvements.

                                    SECTION 5
                                    ---------

                         COMPLETION OF THE IMPROVEMENTS
                         ------------------------------

     5.1     Substantial Completion.  For purposes of  this  Lease, "SUBSTANTIAL
             -----------------------
COMPLETION" of the Improvements in the Premises shall occur upon the completion of construction of the Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant.

     5.2     Delay of the Substantial Completion  of  the  Premises.  Except  as
             ------------------------------------------------------
provided in this Section 5.2, the Commencement Date shall occur as set forth in the Lease. If there shall be a delay or there are delays in the Substantial Completion of the Improvements in the Premises as a result of the following (collectively, "TENANT DELAYS"):

          5.2.1 Tenant's failure to timely approve any matter requiring Tenant's approval;

          5.2.2 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

          5.2.3 Tenant's request for changes in the Plans, Working Drawings or Approved Working Drawings;

          5.2.4 Changes in any of the Plans, Working Drawings or Approved Working Drawings because the same do not comply with applicable laws;

          5.2.5 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Improvements in the Premises, or which are different from, or not included in, Landlord's standard improvement package items for the Project;

          5.2.6 Changes to the base, shell and core work of the Project required by the Approved Working Drawings or any changes thereto; or

          5.2.7 Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Improvements in the Premises, the date of Substantial
Completion thereof shall be deemed to be the date (hat Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.]


                                  EXHIBIT "D"
                                  -----------

                                    SECTION 6
                                    ---------

                                  MISCELLANEOUS
                                  -------------

     6.1     Tenant's Representative.   Tenant  has designated Mr. Mike Petrillo
             -----------------------
as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2     Landlord's Representative.    Prior to commencement of construction
             -------------------------
of the Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3     Time of the. Essence in This Tenant Work Letter.  Unless  otherwise
             -----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days.


                                  EXHIBIT "D"
                                  -----------
                                      -3-